UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934




  Date of report (Date of earliest event reported):  August 31, 1998




                     LASALLE PARTNERS INCORPORATED
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Maryland                    1-13145                 36-4150422
------------------------    --------------------        ---------------
(State or other juris-      (Commission File            (IRS Employer
diction of incorporation    Number)                     Identification
or organization)                                        No.)




     200 East Randolph Drive, Chicago, IL                  60601
     ------------------------------------               ----------
    (Address of principal executive office)             (Zip Code)




   Registrant's telephone number, including area code (312) 782-5800




                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

     On August 31, 1998, LaSalle Partners Incorporated (LaSalle Partners) issued a press release announcing that LaSalle Partners and Lend Lease Corporation Limited (Lend Lease) have reached a definitive agreement for LaSalle Partners to acquire two Lend Lease real estate services businesses:

COMPASS Management and Leasing with operations in the United States, Australia, Brazil and the United Kingdom, and the U.S. retail property management business of Lend Lease. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     The following exhibit is included with this Report:

     Exhibit 99 Press release dated August 31, 1998 issued by LaSalle Partners Incorporated

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 LASALLE PARTNERS INCORPORATED



Date: September 3, 1998          By:   /S/ WILLIAM E. SULLIVAN
                                       William E. Sullivan
                                       Executive Vice President and
                                       Chief Financial Officer